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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated February 27, 1997, included in the Company's Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Form S-8.

                                                             Arthur Andersen LLP

Tampa, Florida,
July 7, 1997